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                                                                    Exhibit 99.2

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002

         In connection with the Quarterly Report of, Boston Acoustics, Inc., a Massachusetts corporation (the "Company"), on Form 10-Q for the period ended June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as Vice President - Finance and chief financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Exchange Act; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                By: /s/ Debra A. Ricker-Rosato
                                                    --------------------------
                                                    Debra A. Ricker-Rosato
                                                    Vice President - Finance
                                                    August 13, 2002